Exhibit 99.3

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: December 2, 2018 - January 5, 2019
Federal Tax I.D. # 20-1920798

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS

AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On October 15, 2018 (the “Petition Date”), Sears Holdings Corporation and 49 of its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors,” and together with the Debtors’ non-debtor affiliates, the “Company”)1 filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). In addition, Debtors SHC Licensed Business LLC and SHC Promotions LLC filed their voluntary petitions for relief on October 18, 2018 and October 22, 2018, respectively. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) under the caption Sears Holdings Corporation., et al., Case No. 18-23538 (RDD) (S.D.N.Y.), pursuant to an order entered by the Bankruptcy Court on October 15, 2018 [ECF No. 118]. On October 24, 2018, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a) of the Bankruptcy Code (the “Creditors’ Committee”) [ECF No. 276]. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the MOR.

1.

Basis of Presentation. The Debtors are filing their consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee for the Southern District of New York (the “U.S. Trustee”). The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Sears Holdings Corporation (0798); Kmart Holding Corporation (3116); Kmart Operations LLC (6546); Sears Operations LLC (4331); Sears, Roebuck and Co. (0680); ServiceLive Inc. (6774); SHC Licensed Business LLC (3718); A&E Factory Service, LLC (6695); A&E Home Delivery, LLC (0205); A&E Lawn & Garden, LLC (5028); A&E Signature Service, LLC (0204); FBA Holdings Inc. (6537); Innovel Solutions, Inc. (7180); Kmart Corporation (9500); MaxServ, Inc. (7626); Private Brands, Ltd. (4022); Sears Development Co. (6028); Sears Holdings Management Corporation (2148); Sears Home & Business Franchises, Inc. (6742); Sears Home Improvement Products, Inc. (8591); Sears Insurance Services, L.L.C. (7182); Sears Procurement Services, Inc. (2859); Sears Protection Company (1250); Sears Protection Company (PR) Inc. (4861); Sears Roebuck Acceptance Corp. (0535); Sears, Roebuck de Puerto Rico, Inc. (3626); SYW Relay LLC (1870); Wally Labs LLC (None); SHC Promotions LLC (9626); Big Beaver of Florida Development, LLC (None); California Builder Appliances, Inc. (6327); Florida Builder Appliances, Inc. (9133); KBL Holding Inc. (1295); KLC, Inc. (0839); Kmart of Michigan, Inc. (1696); Kmart of Washington LLC (8898); Kmart Stores of Illinois LLC (8897); Kmart Stores of Texas LLC (8915); MyGofer LLC (5531); Sears Brands Business Unit Corporation (4658); Sears Holdings Publishing Company, LLC. (5554); Sears Protection Company (Florida), L.L.C. (4239); SHC Desert Springs, LLC (None); SOE, Inc. (9616); StarWest, LLC (5379); STI Merchandising, Inc. (0188); Troy Coolidge No. 13, LLC (None); BlueLight.com, Inc. (7034); Sears Brands, L.L.C. (4664); Sears Buying Services, Inc. (6533); Kmart.com LLC (9022); and Sears Brands Management Corporation (5365); and SRe Holding Corporation (4816). The location of the Debtors’ corporate headquarters is 3333 Beverly Road, Hoffman Estates, Illinois 60179.

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: December 2, 2018 - January 5, 2019
Federal Tax I.D. # 20-1920798

In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.

This MOR has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

The information furnished in this report includes primarily normal recurring adjustments but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Certain adjusting entries (including, but not limited to, income tax expense and intercompany profit eliminations) are only prepared on a quarterly basis, and therefore any such adjustments included herein are based on information as of November 3, 2018, the Debtors’ fiscal third quarter end. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. Finally, the Debtors’ fiscal year end is on February 2, 2019, and their audited consolidated financial statements will be prepared following that date.

In future periods, any changes to prior period balances will be reflected in the current month’s MOR.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

2.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3.

Consolidated Entity Accounts Payable and Disbursements Systems. Cash is received and disbursed by the Debtors as described in the Motion of Debtors for Authority to (I) Continue Using Existing Cash Management System, Bank Accounts, and Business Forms, (II) Implement Ordinary Course Changes to Cash Management System, (III) Continue Intercompany Transactions, and (IV) Provide Administrative Expense Priority for Post-Petition Intercompany Claims and Related Relief (the “Cash Management Motion”) to the extent approved in the order granting the Cash Management Motion on a final basis (the “Final Cash Management Order”) [ECF No. 1394].

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: December 2, 2018 - January 5, 2019
Federal Tax I.D. # 20-1920798

4.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Debtor-in-Possession Financing. On November 30, 2018, the Debtors received authorization from the Bankruptcy Court to access their $1,830,378,380 Debtor-in-Possession ABL Facility on a final basis pursuant to the Final Order (I) Authorizing the Debtors to (A) Obtain Post-Petition Financing, (B) Grant Senior Secured Priming Liens and Superpriority Administrative Expense Claims, and (C) Utilize Cash Collateral; (II) Granting Adequate Protection to the Pre-Petition Secured Parties; (III) Modifying the Automatic Stay; and (IV) Granting Related Relief [ECF No. 955] (the “Final DIP ABL Order”), and on December 28, 2018 the Debtors received authorization to access on a final basis their $350 million Junior Debtor-in-Possession Facility pursuant to the Final Junior DIP Order (I) Authorizing the Debtors to (A) Obtain Post-Petition Financing and (B) Grant Secured Priming Liens and Superpriority Administrative Expense Claim; (II) Modifying the Automatic Stay; and (IV) Granting Related Relief [ECF No. 1436] (the “Final Junior DIP Order,” and together with the Final ABL DIP Order, the “DIP Orders”) and the documents governing the Debtor-in-Possession financing thereunder (the “DIP Loan Documents”). Please see the DIP Orders for additional detail.

6.

Payment of Pre-Petition Claims Pursuant to First Day Orders. Within the first two days of the Debtors’ chapter 11 cases, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to pay, on an interim basis, certain pre-petition (a) claims of critical vendors, shippers, warehousemen, other lien claimants, and foreign creditors; (b) taxes; (c) employee wages, salaries and other compensation and benefits; and (d) obligations related to the use of the Debtors’ cash management system, among other things. On November 16, 2018, the Bankruptcy Court approved the relief requested in connection with the First Day Orders on a final basis, except for the Final Cash Management Order, which was entered on December 21, 2018. To the extent any payments were made on account of such claims or obligations following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted.

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: December 2, 2018 - January 5, 2019
Federal Tax I.D. # 20-1920798

7.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

8.	Specific MOR Disclosures.

a.	Notes to MOR-la: The net cash receipts represent cash received by each Debtor assigned bank account.

b.

Notes to MOR-1b: Certain Debtors make disbursements on behalf of other Debtors. The net cash disbursements represents cash disbursed by the applicable Debtor excluding disbursements made on behalf of other Debtors, which are reflected on the accounts of the Debtors on whose behalf they are made. The total disbursements (for quarterly fee purposes) represent the disbursements made on behalf of each affiliated Debtor.

c.

Notes to MOR-1c: All amounts listed are the bank balances as of the date in the respective footnote on MOR 1-c. The Debtors have, on a timely basis, performed bank account reconciliations in the ordinary course of business. Due to the level of detailed records, copies of the bank account statements and reconciliations are available for inspection only upon request.

d.	Notes to MOR-1d: This MOR lists the professional fees paid during this reporting period to Restructuring Professionals retained by the Debtors in these chapter 11 cases.

e.

Notes to MOR-2 & MOR-3: The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court orders, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events.

f.

Notes to MOR-4a: For status of post-petition tax payments, see disclosures as noted on MOR-4a. Due to the size and detail of such records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to bankruptcy counsel for the Debtors.

g.	Notes to MOR-4b: The Debtors are current on post-petition payables, taking into consideration pending credits and adjustments and disputes that arise in the ordinary course of business.

h.

Notes to MOR-6: During this reporting period, the 2016 Term Loan (as defined within Note 2 of the Q1 2016 10-Q) was rolled up into the Senior Debtor-in-Possession Credit Facility (as defined within Note 3 of the Q3 2018 10-Q) (which for purposes of this MOR is defined as the “Debtor-in-Possession ABL Facility”). The rollup of the 2016 Term Loan balance into the Debtor-in-Possession ABL Facility is presented on schedule MOR-6 within the “ADDITIONAL DRAWS” column, however, no draws took place during this reporting period.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
Debtor	Reporting Period: 12/2/18 - 1/5/19
Federal Tax I.D. No. 20-1920798

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	X
Schedule of Cash Disbursements	MOR-1b & 1b (CON’T)	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1c	X
Copies of bank statements			Available Upon Request
Cash disbursements journals			Available Upon Request
Schedule of Retained Restructuring Professionals Fees	MOR-1d	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			Available Upon Request
Copies of tax returns filed during reporting period			Available Upon Request
Summary of Unpaid Post-petition Debts	MOR-4b	X
Listing of Aged Accounts Payable			Available Upon Request
Accounts Receivable Reconciliation and Aging	MOR-4c	X
Payments to Insiders	MOR-5	X
Post Petition Status of Secured Notes	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Robert A. Riecker	1/25/19
Signature of Authorized Individual	Date

Robert A. Riecker	Member Office of the CEO and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
Federal Tax I.D. No. 20-1920798
NOTES TO MONTHLY OPERATING REPORT
The Monthly Operating Report (“MOR”) includes activity for the following Debtors:

#	DEBTOR ENTITY NAME	FILING DATE	BANKRUPTCY CASE NUMBER	COMPLETE EIN OR OTHER TAXPAYER I.D.
1.	SEARS, ROEBUCK AND CO.	10/15/18	087-18-23537	36-1750680
2.	SEARS HOLDINGS CORPORATION	10/15/18	087-18-23538	20-1920798
3.	KMART HOLDING CORPORATION	10/15/18	087-18-23539	32-0073116
4.	KMART OPERATIONS LLC	10/15/18	087-18-23540	32-0456546
5.	SEARS OPERATIONS LLC	10/15/18	087-18-23541	35-2524331
6.	SERVICELIVE, INC.	10/15/18	087-18-23542	36-4616774
7.	A&E FACTORY SERVICE, LLC	10/15/18	087-18-23543	36-4486695
8.	A&E HOME DELIVERY, LLC	10/15/18	087-18-23544	37-1500205
9.	A&E LAWN & GARDEN, LLC	10/15/18	087-18-23545	13-4275028
10.	A&E SIGNATURE SERVICE, LLC	10/15/18	087-18-23546	37-1500204
11.	FBA HOLDINGS INC.	10/15/18	087-18-23547	36-4186537
12.	INNOVEL SOLUTIONS, INC.	10/15/18	087-18-23548	36-1857180
13.	KMART CORPORATION	10/15/18	087-18-23549	38-0729500
14.	MAXSERV, INC.	10/15/18	087-18-23550	74-2707626
15.	PRIVATE BRANDS, LTD.	10/15/18	087-18-23551	55-0544022
16.	SEARS DEVELOPMENT CO.	10/15/18	087-18-23552	36-2476028
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	10/15/18	087-18-23553	20-3592148
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	10/15/18	087-18-23554	98-0126742
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC.	10/15/18	087-18-23555	25-1698591
20.	SEARS INSURANCE SERVICES, L.L.C.	10/15/18	087-18-23556	36-4287182
21.	SEARS PROCUREMENT SERVICES, INC.	10/15/18	087-18-23557	30-0092859
22.	SEARS PROTECTION COMPANY	10/15/18	087-18-23558	36-4471250
23.	SEARS PROTECTION COMPANY (PR) INC.	10/15/18	087-18-23559	66-0704861
24.	SEARS ROEBUCK ACCEPTANCE CORP.	10/15/18	087-18-23560	51-0080535
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	10/15/18	087-18-23561	66-0233626
26.	SYW RELAY LLC	10/15/18	087-18-23562	35-2561870
27.	WALLY LABS LLC	10/15/18	087-18-23563	None
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	10/15/18	087-18-23564	None
29.	CALIFORNIA BUILDER APPLIANCES, INC.	10/15/18	087-18-23565	68-0406327
30.	FLORIDA BUILDER APPLIANCES, INC.	10/15/18	087-18-23566	36-3619133
31.	KBL HOLDING INC.	10/15/18	087-18-23567	26-0031295
32.	KLC, INC.	10/15/18	087-18-23568	75-2490839
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	10/15/18	087-18-23569	20-0224239
34.	KMART OF WASHINGTON LLC	10/15/18	087-18-23570	61-1448898
35.	KMART STORES OF ILLINOIS LLC	10/15/18	087-18-23571	61-1448897
36.	KMART STORES OF TEXAS LLC	10/15/18	087-18-23572	61-1448915
37.	MYGOFER LLC	10/15/18	087-18-23573	26-4005531
38.	SEARS BRANDS BUSINESS UNIT CORPORATION	10/15/18	087-18-23574	42-1564658
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	10/15/18	087-18-23575	26-0075554
40.	KMART OF MICHIGAN, INC.	10/15/18	087-18-23576	38-3551696
41.	SHC DESERT SPRINGS, LLC	10/15/18	087-18-23577	None
42.	SOE, INC.	10/15/18	087-18-23578	83-0399616
43.	STARWEST, LLC	10/15/18	087-18-23579	37-1495379
44.	STI MERCHANDISING, INC.	10/15/18	087-18-23580	38-2760188
45.	TROY COOLIDGE NO. 13, LLC	10/15/18	087-18-23581	None
46.	BLUELIGHT.COM, INC.	10/15/18	087-18-23582	77-0527034
47.	SEARS BRANDS, L.L.C.	10/15/18	087-18-23583	42-1564664
48.	SEARS BUYING SERVICES, INC.	10/15/18	087-18-23584	36-3256533
49.	KMART.COM LLC	10/15/18	087-18-23585	77-0529022
50.	SEARS BRANDS MANAGEMENT CORPORATION	10/15/18	087-18-23586	36-2555365
51.	SHC LICENSED BUSINESS LLC	10/18/18	087-18-23616	37-1783718
52.	SHC PROMOTIONS LLC	10/22/18	087-18-23630	26-4209626

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-1a	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

SCHEDULE OF RECEIPTS

#	DEBTOR ENTITY NAME	BANKRUPTCY CASE NUMBER	NET CASH RECEIPTS (a)
1.	SEARS, ROEBUCK AND CO.	087-18-23537	$674,667,156
2.	SEARS HOLDINGS CORPORATION	087-18-23538	438,958
3.	KMART HOLDING CORPORATION	087-18-23539	—
4.	KMART OPERATIONS LLC	087-18-23540	—
5.	SEARS OPERATIONS LLC	087-18-23541	—
6.	SERVICELIVE, INC.	087-18-23542	164,649
7.	A&E FACTORY SERVICE, LLC	087-18-23543	—
8.	A&E HOME DELIVERY, LLC	087-18-23544	—
9.	A&E LAWN & GARDEN, LLC	087-18-23545	—
10.	A&E SIGNATURE SERVICE, LLC	087-18-23546	—
11.	FBA HOLDINGS INC.	087-18-23547	—
12.	INNOVEL SOLUTIONS, INC.	087-18-23548	8,821,013
13.	KMART CORPORATION	087-18-23549	471,886,890
14.	MAXSERV, INC.	087-18-23550	—
15.	PRIVATE BRANDS, LTD.	087-18-23551	—
16.	SEARS DEVELOPMENT CO.	087-18-23552	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	087-18-23553	54,830,108
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	087-18-23554	1,220,032
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	087-18-23555	9,912,282
20.	SEARS INSURANCE SERVICES, L.L.C.	087-18-23556	—
21.	SEARS PROCUREMENT SERVICES, INC.	087-18-23557	—
22.	SEARS PROTECTION COMPANY	087-18-23558	265,370
23.	SEARS PROTECTION COMPANY (PR) INC.	087-18-23559	1,845
24.	SEARS ROEBUCK ACCEPTANCE CORP.	087-18-23560	—
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	087-18-23561	—
26.	SYW RELAY LLC	087-18-23562	—
27.	WALLY LABS LLC	087-18-23563	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	087-18-23564	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	087-18-23565	5,055,022
30.	FLORIDA BUILDER APPLIANCES, INC.	087-18-23566	6,713,645
31.	KBL HOLDING INC.	087-18-23567	—
32.	KLC, INC.	087-18-23568	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	087-18-23569	—
34.	KMART OF WASHINGTON LLC	087-18-23570	—
35.	KMART STORES OF ILLINOIS LLC	087-18-23571	—
36.	KMART STORES OF TEXAS LLC	087-18-23572	—
37.	MYGOFER LLC	087-18-23573	—
38.	SEARS BRANDS BUSINESS UNIT CORP	087-18-23574	463,299
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	087-18-23575	—
40.	KMART OF MICHIGAN, INC.	087-18-23576	—
41.	SHC DESERT SPRINGS, LLC	087-18-23577	—
42.	SOE, INC.	087-18-23578	—
43.	STARWEST, LLC	087-18-23579	2,943,399
44.	STI MERCHANDISING, INC.	087-18-23580	—
45.	TROY COOLIDGE NO. 13, LLC	087-18-23581	—
46.	BLUELIGHT.COM, INC.	087-18-23582	—
47.	SEARS BRANDS, L.L.C.	087-18-23583	—
48.	SEARS BUYING SERVICES, INC.	087-18-23584	—
49.	KMART.COM LLC	087-18-23585	—
50.	SEARS BRANDS MANAGEMENT CORPORATION	087-18-23586	234,247
51.	SHC LICENSED BUSINESS LLC	087-18-23616	—
52.	SHC PROMOTIONS LLC	087-18-23630	—

	TOTAL		$1,237,617,916

Footnote(s):

(a)	The net cash receipts represent cash received by each Debtor assigned bank account.

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-1b	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

SCHEDULE OF DISBURSEMENTS

#	DEBTOR ENTITY NAME	BANKRUPTCY CASE NUMBER	NET CASH DISBURSEMENTS (a)	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. escrow accounts)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	F/N
1.	SEARS, ROEBUCK AND CO.	087-18-23537	$573,232,457	$—	$573,232,457
2.	SEARS HOLDINGS CORPORATION	087-18-23538	19,256	10,154,543	10,173,799	(b)
3.	KMART HOLDING CORPORATION	087-18-23539	—	—	—
4.	KMART OPERATIONS LLC	087-18-23540	14,857,023	—	14,857,023
5.	SEARS OPERATIONS LLC	087-18-23541	25,268,830	—	25,268,830
6.	SERVICELIVE, INC.	087-18-23542	353,279	—	353,279
7.	A&E FACTORY SERVICE, LLC	087-18-23543	1,341,108	—	1,341,108
8.	A&E HOME DELIVERY, LLC	087-18-23544	321,049	—	321,049
9.	A&E LAWN & GARDEN, LLC	087-18-23545	—	—	—
10.	A&E SIGNATURE SERVICE, LLC	087-18-23546	—	—	—
11.	FBA HOLDINGS INC.	087-18-23547	—	—	—
12.	INNOVEL SOLUTIONS, INC.	087-18-23548	56,064,436	—	56,064,436
13.	KMART CORPORATION	087-18-23549	412,699,428	—	412,699,428
14.	MAXSERV, INC.	087-18-23550	3,343,757	—	3,343,757
15.	PRIVATE BRANDS, LTD.	087-18-23551	—	—	—
16.	SEARS DEVELOPMENT CO.	087-18-23552	—	—	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	087-18-23553	64,938,873	—	64,938,873
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	087-18-23554	381,650	—	381,650
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	087-18-23555	13,864,462	—	13,864,462
20.	SEARS INSURANCE SERVICES, L.L.C.	087-18-23556	372,917	—	372,917
21.	SEARS PROCUREMENT SERVICES, INC.	087-18-23557	—	—	—
22.	SEARS PROTECTION COMPANY	087-18-23558	204,472	—	204,472
23.	SEARS PROTECTION COMPANY (PR) INC.	087-18-23559	—	—	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	087-18-23560	13,227,376	—	13,227,376
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	087-18-23561	6,906,644	—	6,906,644
26.	SYW RELAY LLC	087-18-23562	—	—	—
27.	WALLY LABS LLC	087-18-23563	—	—	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	087-18-23564	—	—	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	087-18-23565	5,360,514	—	5,360,514
30.	FLORIDA BUILDER APPLIANCES, INC.	087-18-23566	7,624,003	—	7,624,003
31.	KBL HOLDING INC.	087-18-23567	—	—	—
32.	KLC, INC.	087-18-23568	—	—	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	087-18-23569	—	—	—
34.	KMART OF WASHINGTON LLC	087-18-23570	453,665	—	453,665
35.	KMART STORES OF ILLINOIS LLC	087-18-23571	2,270,678	—	2,270,678
36.	KMART STORES OF TEXAS LLC	087-18-23572	330,624	—	330,624
37.	MYGOFER LLC	087-18-23573	—	—	—
38.	SEARS BRANDS BUSINESS UNIT CORP	087-18-23574	873,320	—	873,320
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	087-18-23575	—	—	—
40.	KMART OF MICHIGAN, INC.	087-18-23576	4,457,746	—	4,457,746
41.	SHC DESERT SPRINGS, LLC	087-18-23577	—	—	—
42.	SOE, INC.	087-18-23578	—	—	—
43.	STARWEST, LLC	087-18-23579	2,232,997	—	2,232,997
44.	STI MERCHANDISING, INC.	087-18-23580	—	—	—
45.	TROY COOLIDGE NO. 13, LLC	087-18-23581	—	—	—
46.	BLUELIGHT.COM, INC.	087-18-23582	—	—	—
47.	SEARS BRANDS, L.L.C.	087-18-23583	—	—	—
48.	SEARS BUYING SERVICES, INC.	087-18-23584	—	—	—
49.	KMART.COM LLC	087-18-23585	748,994	—	748,994
50.	SEARS BRANDS MANAGEMENT CORPORATION	087-18-23586	2,769,779	—	2,769,779
51.	SHC LICENSED BUSINESS LLC	087-18-23616	—	—	—
52.	SHC PROMOTIONS LLC	087-18-23630	60,299	—	60,299

	TOTAL		$1,214,579,636	$10,154,543	$1,224,734,179

Footnote(s):

(a)

The net cash disbursements represent cash disbursed by the Debtor entity excluding disbursements made on behalf of other Debtor entities, which are reflected on the accounts of the Debtors on whose behalf they are made.

(b)

Sears Holdings Corporation (087-18-23538) total disbursements of $10.1 million represents professional fee payments of $9.7 million and disbursement from the Escrow PBGC Account of approximately $0.4 million. The approximately $0.4 million distributed from the Escrow PBGC Account represents interest posted to the Escrow PBGC Account in December, the month after it was earned in November. The beginning and ending balance of the Escrow PBGC Account is $0.

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-1b (CON’T)	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

QTD SUMMARY OF DISBURSEMENTS BY DEBTOR

			Q4’18
		BANKRUPTCY	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	QTD TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	QTD TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)
#	DEBTOR ENTITY NAME	CASE NUMBER	OCT. 15 - NOV. 3, 2018	NOV. 4 - DEC. 1, 2018	DEC. 2, 2018 - JAN. 5 2019	OCT. 15 - JAN. 5 2019
1.	SEARS, ROEBUCK AND CO.	087-18-23537	$255,100,889	$990,732,960	$573,232,457	$1,819,066,306
2.	SEARS HOLDINGS CORPORATION	087-18-23538	949,045	281,937,139	10,173,799	293,059,984
3.	KMART HOLDING CORPORATION	087-18-23539	—	—	—	—
4.	KMART OPERATIONS LLC	087-18-23540	4,804,392	14,894,658	14,857,023	34,556,073
5.	SEARS OPERATIONS LLC	087-18-23541	15,302,164	24,929,292	25,268,830	65,500,286
6.	SERVICELIVE, INC.	087-18-23542	152,786	331,616	353,279	837,681
7.	A&E FACTORY SERVICE, LLC	087-18-23543	800,784	1,165,534	1,341,108	3,307,426
8.	A&E HOME DELIVERY, LLC	087-18-23544	158,551	238,307	321,049	717,906
9.	A&E LAWN & GARDEN, LLC	087-18-23545	—	—	—	—
10.	A&E SIGNATURE SERVICE, LLC	087-18-23546	—	—	—	—
11.	FBA HOLDINGS INC.	087-18-23547	—	—	—	—
12.	INNOVEL SOLUTIONS, INC.	087-18-23548	19,307,550	56,471,269	56,064,436	131,843,255
13.	KMART CORPORATION	087-18-23549	74,762,024	152,004,060	412,699,428	639,465,512
14.	MAXSERV, INC.	087-18-23550	1,961,037	2,841,800	3,343,757	8,146,594
15.	PRIVATE BRANDS, LTD.	087-18-23551	—	—	—	—
16.	SEARS DEVELOPMENT CO.	087-18-23552	—	—	—	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	087-18-23553	36,516,398	62,324,902	64,938,873	163,780,173
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	087-18-23554	418,338	228,781	381,650	1,028,769
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	087-18-23555	11,508,091	18,338,609	13,864,462	43,711,162
20.	SEARS INSURANCE SERVICES, L.L.C.	087-18-23556	24,074	313,461	372,917	710,452
21.	SEARS PROCUREMENT SERVICES, INC.	087-18-23557	—	—	—	—
22.	SEARS PROTECTION COMPANY	087-18-23558	309,400	171,529	204,472	685,401
23.	SEARS PROTECTION COMPANY (PR) INC.	087-18-23559	—	—	—	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	087-18-23560	19,529	13,916,285	13,227,376	27,163,190
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	087-18-23561	3,823,797	6,096,820	6,906,644	16,827,261
26.	SYW RELAY LLC	087-18-23562	3,734	11,366	—	15,101
27.	WALLY LABS LLC	087-18-23563	—	—	—	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	087-18-23564	—	—	—	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	087-18-23565	2,551,620	8,140,280	5,360,514	16,052,414
30.	FLORIDA BUILDER APPLIANCES, INC.	087-18-23566	4,330,290	9,251,316	7,624,003	21,205,609
31.	KBL HOLDING INC.	087-18-23567	—	—	—	—
32.	KLC, INC.	087-18-23568	—	—	—	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	087-18-23569	—	—	—	—
34.	KMART OF WASHINGTON LLC	087-18-23570	307,014	483,255	453,665	1,243,934
35.	KMART STORES OF ILLINOIS LLC	087-18-23571	1,148,561	2,435,468	2,270,678	5,854,707
36.	KMART STORES OF TEXAS LLC	087-18-23572	143,524	288,215	330,624	762,363
37.	MYGOFER LLC	087-18-23573	—	—	—	—
38.	SEARS BRANDS BUSINESS UNIT CORP	087-18-23574	507,742	24,131	873,320	1,405,193
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	087-18-23575	—	—	—	—
40.	KMART OF MICHIGAN, INC.	087-18-23576	2,129,276	4,269,796	4,457,746	10,856,818
41.	SHC DESERT SPRINGS, LLC	087-18-23577	—	—	—	—
42.	SOE, INC.	087-18-23578	—	—	—	—
43.	STARWEST, LLC	087-18-23579	4,067,014	3,352,693	2,232,997	9,652,704
44.	STI MERCHANDISING, INC.	087-18-23580	—	—	—	—
45.	TROY COOLIDGE NO. 13, LLC	087-18-23581	—	—	—	—
46.	BLUELIGHT.COM, INC.	087-18-23582	—	—	—	—
47.	SEARS BRANDS, L.L.C.	087-18-23583	—	—	—	—
48.	SEARS BUYING SERVICES, INC.	087-18-23584	—	—	—	—
49.	KMART.COM LLC	087-18-23585	229,687	659,696	748,994	1,638,377
50.	SEARS BRANDS MANAGEMENT CORPORATION	087-18-23586	4,198,791	4,072,191	2,769,779	11,040,762
51.	SHC LICENSED BUSINESS LLC	087-18-23616	—	—	—	—
52.	SHC PROMOTIONS LLC	087-18-23630	45,116	56,813	60,299	162,229

	Total		$445,581,218	$1,659,982,242	$1,224,734,179	$3,330,297,639

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-1c	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #	BANK BALANCE	F/N
1.	California Builder Appliances, Inc.	087-18-23565	Bank of America, N.A.	6850	—	(a)
2.	Florida Builder Appliances, Inc.	087-18-23566	Bank of America, N.A.	7770	—	(a)
3.	Innovel Solutions, Inc.	087-18-23548	Bank of America, N.A.	3618	—	(b)
4.	Kmart Corporation	087-18-23549	Banco Popular	0247	53,752	(c)
5.	Kmart Corporation	087-18-23549	Banco Popular	6180	815,586	(c)
6.	Kmart Corporation	087-18-23549	BancorpSouth	3945	139,331	(a)
7.	Kmart Corporation	087-18-23549	Bank of America, N.A.	0136	—	(b)
8.	Kmart Corporation	087-18-23549	Bank of America, N.A.	0508	—	(b)
9.	Kmart Corporation	087-18-23549	Bank of America, N.A.	0986	—	(b)
10.	Kmart Corporation	087-18-23549	Bank of America, N.A.	0994	—	(b)
11.	Kmart Corporation	087-18-23549	Bank of America, N.A.	1000	—	(b)
12.	Kmart Corporation	087-18-23549	Bank of America, N.A.	2102	253,022	(b)
13.	Kmart Corporation	087-18-23549	Bank of America, N.A.	3295	—	(b)
14.	Kmart Corporation	087-18-23549	Bank of America, N.A.	3531	—	(b)
15.	Kmart Corporation	087-18-23549	Bank of America, N.A.	3816	—	(b)
16.	Kmart Corporation	087-18-23549	Bank of America, N.A.	3896	—	(a)
17.	Kmart Corporation	087-18-23549	Bank of America, N.A.	3929	2,969,545	(a)
18.	Kmart Corporation	087-18-23549	Bank of America, N.A.	4404	—	(b)
19.	Kmart Corporation	087-18-23549	Bank of America, N.A.	5450	10,000,000	(a)
20.	Kmart Corporation	087-18-23549	Bank of America, N.A.	6005	—	(b)
21.	Kmart Corporation	087-18-23549	Bank of America, N.A.	6911	—	(b)
22.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7539	—	(a)
23.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7542	—	(a)
24.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7555	—	(a)
25.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7743	—	(a)
26.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7756	—	(a)
27.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7769	—	(b)
28.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7772	—	(b)
29.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7785	—	(a)
30.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7798	—	(b)
31.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7808	—	(b)
32.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7811	—	(b)
33.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7824	—	(a)
34.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7837	—	(a)
35.	Kmart Corporation	087-18-23549	Bank of America, N.A.	7970	—	(d)
36.	Kmart Corporation	087-18-23549	Bank of America, N.A.	8978	4,509,459	(a)
37.	Kmart Corporation	087-18-23549	Bank Of Oklahoma	5769	8,983	(b)
38.	Kmart Corporation	087-18-23549	BB&T Bank	8654	82,540	(b)
39.	Kmart Corporation	087-18-23549	Capital One Bank	9632	179,258	(a)
40.	Kmart Corporation	087-18-23549	Cherokee State Bank	0494	59,599	(a)
41.	Kmart Corporation	087-18-23549	Citizens Bank	7910	851,942	(a)
42.	Kmart Corporation	087-18-23549	First and Farmers Bank	0543	111,408	(a)
43.	Kmart Corporation	087-18-23549	First Bank and Trust Company	9130	4,000	(e)
44.	Kmart Corporation	087-18-23549	First Hawaiian Bank	0940	734,127	(a)
45.	Kmart Corporation	087-18-23549	First Interstate Bank of Billings NA	2277	16,714	(f)
46.	Kmart Corporation	087-18-23549	First Interstate Bank of Riverton	1274	2,611	(c)
47.	Kmart Corporation	087-18-23549	First National Bank	0001	19,008	(a)
48.	Kmart Corporation	087-18-23549	Fidelity Bank	2180	3,825	(a)
49.	Kmart Corporation	087-18-23549	First National Bank of Grayson	4081	397,298	(a)
50.	Kmart Corporation	087-18-23549	First Security	9005	86,380	(a)
51.	Kmart Corporation	087-18-23549	First Security	7014	43,864	(a)
52.	Kmart Corporation	087-18-23549	First State Bank	6705	4,000	(a)

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-1c	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #	BANK BALANCE	F/N
53.	Kmart Corporation	087-18-23549	First Tennessee	0555	45,100	(b)
54.	Kmart Corporation	087-18-23549	Hilltop National Bank	4003	4,000	(a)
55.	Kmart Corporation	087-18-23549	Iowa State Bank	4408	3,985	(a)
56.	Kmart Corporation	087-18-23549	M&T Bank	2880	6,178	(b)
57.	Kmart Corporation	087-18-23549	NBT Bank	0573	140,769	(a)
58.	Kmart Corporation	087-18-23549	NorState Federal Credit Union	6752	75,424	(a)
59.	Kmart Corporation	087-18-23549	Old National Bank	5501	46,675	(a)
60.	Kmart Corporation	087-18-23549	PNC Bank	0169	180,714	(b)
61.	Kmart Corporation	087-18-23549	PNC Bank	3334	—	(b)
62.	Kmart Corporation	087-18-23549	PNC Bank	9553	—	(b)
63.	Kmart Corporation	087-18-23549	Union Bank	1583	587,440	(g)
64.	Kmart Corporation	087-18-23549	United Missouri Bank	0553	60,475	(b)
65.	Kmart Corporation	087-18-23549	United Missouri Bank	3100	5,000	(b)
66.	Kmart Corporation	087-18-23549	United Missouri Bank	4642	10,000	(b)
67.	Kmart Corporation	087-18-23549	Wells Fargo	0318	1,154,917	(b)
68.	Kmart Corporation	087-18-23549	Zions National Bank	6778	6,889	(a)
69.	Sears Holdings Corporation	087-18-23538	Bank of America, N.A.	4266	—	(b)
70.	Sears Holdings Corporation	087-18-23538	Bank of America, N.A.	6719	—	(b)
71.	Sears Holdings Management Corporation	087-18-23553	Bank of America, N.A.	5426	—	(a)
72.	Sears Holdings Management Corporation	087-18-23553	Bank of America, N.A.	6338	—	(a)
73.	Sears Holdings Management Corporation	087-18-23553	Bank of America, N.A.	6722	—	(b)
74.	Sears Holdings Management Corporation	087-18-23553	KeyBank	1056	6,719	(a)
75.	Sears Holdings Management Corporation	087-18-23553	US Bank	8942	231	(h)
76.	Sears Protection Company	087-18-23558	Bank of America, N.A.	4583	19,133	(b)
77.	Sears Protection Company (Florida), LLC	087-18-23569	Bank of America, N.A.	4596	7,939	(b)
78.	Sears Protection Company (PR), Inc.	087-18-23559	Banco Popular	5678	24,290	(i)
79.	Sears Protection Company (PR), Inc.	087-18-23561	Banco Popular	1580	—	(i)
80.	Sears Protection Company (PR), Inc.	087-18-23561	Banco Popular	7665	601,693	(i)
81.	Sears Roebuck Acceptance Corp.	087-18-23560	Bank of America, N.A.	0955	—	(a)
82.	Sears Roebuck Acceptance Corp.	087-18-23560	Bank of America, N.A.	6815	—	(a)
83.	Sears Roebuck Acceptance Corp.	087-18-23560	Bank of America, N.A.	9512	59,277	(a)
84.	Sears, Roebuck and Co.	087-18-23555	Bank of America, N.A.	0978	—	(b)
85.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	0149	—	(b)
86.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	0556	—	(a)
87.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	0895	—	(b)
88.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	0903	—	(b)
89.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	0911	—	(b)
90.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	0929	—	(b)
91.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	0945	—	(b)
92.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	0952	—	(b)
93.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	1451	—	(b)
94.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	1595	2,558,006	(b)
95.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	3107	—	(a)
96.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	3266	—	(b)
97.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	4120	—	(b)
98.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	4205	—	(b)
99.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	4394	—	(a)
100.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	5261	189,694	(b)
101.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	5468	—	(b)
102.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	5885	—	(b)
103.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	6570	73,087,824	(a)
104.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	6654	2,137	(a)

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-1c	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

				LAST 4
		CASE		DIGITS	BANK
#	LEGAL ENTITY	NUMBER	BANK	ACCOUNT #	BALANCE	F/N
105.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	6667	—	(a)
106.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	7607	—	(a)
107.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	7776	—	(b)
108.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	7802	—	(b)
109.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	7828	—	(a)
110.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	7831	—	(a)
111.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	7844	—	(a)
112.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	7857	(79)	(a)
113.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	7969	—	(a)
114.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	7972	—	(a)
115.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8279	—	(j)
116.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8855	—	(a)
117.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8868	—	(a)
118.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8871	—	(a)
119.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8884	—	(a)
120.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8960	—	(a)
121.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8965	81,056,251	(a)
122.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8973	—	(a)
123.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8981	339,577	(b)
124.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8986	—	(a)
125.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	8994	—	(a)
126.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	9415	1,847	(a)
127.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	9457	594,006	(a)
128.	Sears, Roebuck and Co.	087-18-23537	Bank of America, N.A.	9939	—	(b)
129.	Sears, Roebuck and Co.	087-18-23537	Bank Of Oklahoma	1048	77,836	(b)
130.	Sears, Roebuck and Co.	087-18-23537	Capital One Bank	4557	—	(k)
131.	Sears, Roebuck and Co.	087-18-23537	Capital One Bank	9999	27,596	(a)
132.	Sears, Roebuck and Co.	087-18-23537	Citizens Bank	3397	286,198	(b)
133.	Sears, Roebuck and Co.	087-18-23537	First Hawaiian Bank	8911	220,121	(a)
134.	Sears, Roebuck and Co.	087-18-23537	First Tennessee	0003	23,432	(b)
135.	Sears, Roebuck and Co.	087-18-23537	KeyBank	4236	104,819	(a)
136.	Sears, Roebuck and Co.	087-18-23537	PNC Bank	2515	136,467	(b)
137.	Sears, Roebuck and Co.	087-18-23537	PNC Bank	3342	—	(b)
138.	Sears, Roebuck and Co.	087-18-23537	PNC Bank	3424	—	(b)
139.	Sears, Roebuck and Co.	087-18-23537	Regions Bank	5433	72,329	(b)
140.	Sears, Roebuck and Co.	087-18-23537	Union Bank	4871	885,186	(b)
141.	Sears, Roebuck and Co.	087-18-23537	Wells Fargo	2397	659,626	(b)
142.	StarWest, LLC	087-18-23579	Bank of America, N.A.	9396	—	(a)

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-1c	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

Footnote(s):

(a)	The bank statement(s) are for the period from 12/1/18 through 12/31/18.
(b)	The bank statement(s) are for the period from 12/1/18 through 1/4/19.
(c)	The bank statement(s) are for the period from 11/24/18 through 12/28/18.
(d)	Kmart Corporation (087-18-23549) Bank of America, N.A. account ending in x7970 had no activity in over a year and a balance of zero dollars as of 1/5/19.
(e)	The bank statement(s) are for the period from 11/30/18 through 12/31/18.
(f)	The bank statement(s) are for the period from 11/24/18 through 1/5/19.
(g)	The bank statement(s) is as of 1/4/19.
(h)	The bank statement(s) are for the period from 12/3/18 through 12/31/18.
(i)	The bank statement(s) are for the period from 12/1/18 through 1/11/19.
(j)	Sears, Roebuck and Co. (087-18-23537) Bank of America, N.A. account ending in x8279 is a new account opened December 2018.
(k)	The bank statement(s) are for the period from 11/26/18 through 12/28/18.

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-1d	Federal Tax I.D. No. 20-1920798
(in US Dollars)
(Unaudited)

SCHEDULE OF RETAINED RESTRUCTURING PROFESSIONAL FEE DISBURSEMENTS & US TRUSTEE FEES

PROFESSIONAL	AMOUNT PAID DURING THE REPORTING PERIOD	CUMULATIVE (a)
Estate Professionals
Weil, Gotshal & Manges LLP	$4,146,941	$4,146,941
M-III Advisory Partners LP	2,303,739	2,303,739
Lazard Freres & Co. LLC	164,335	1,644,335
Prime Clerk	1,456,728	1,971,728
A&G Realty Partners LLC	100,000	100,000
Total Estate Professionals	8,171,743	10,166,743
Restructuring Committee Professionals
Paul Weiss Rifkind Wharton & Garrison LLP	1,040,460	1,040,460
Young Conaway Stargatt & Taylor, LLP	23,036	23,036
Alvarez & Marsal North America, LLC	500,000	500,000
Total Restructuring Committee Professionals	1,563,495	1,563,495
Total Retained Professionals	9,735,238	11,730,238
US Trustee Quarterly Fees	—	—

Total Professional and US Trustee Fees	$9,735,238	$11,730,238

Footnotes(s):

(a)	Represents payments made since the Commencement Date.

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-2	Federal Tax I.D. No. 20-1920798
(Unaudited)

STATEMENT OF OPERATIONS

Condensed & Consolidated Income Statement (a)

Month Ended January 5, 2019
(in millions)
REVENUES
Merchandise sales and services	$960
Services and other	151

Total revenues	1,111
COSTS AND EXPENSES
Cost of sales, buying and occupancy - merchandise sales	848
Cost of sales and occupancy - services and other	103

Total cost of sales, buying and occupancy	951
Selling and administrative	212
Depreciation and amortization	30
Impairment charges	—
Gain on sales of assets	(129)

Total costs and expenses	1,064

Operating income (loss)	47
Reorganization, net	(205)
Interest expense	(33)
Interest and investment income (loss)	5
Other loss	(8)

Income (loss) before income taxes	(194)
Income tax (expense) benefit	1

NET LOSS	$(193)

Footnote(s):

(a)	Numbers may not foot due to rounding

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
(Jointly Administered)	Reporting Period: 12/2/18 - 1/5/19
MOR-3	Federal Tax I.D. No. 20-1920798
(Unaudited)

BALANCE SHEET

Condensed & Consolidated Balance Sheet (a)

	As of
	January 5, 2019
	(in millions)
ASSETS
Current assets
Cash and Cash Equivalents	$167
Restricted Cash	174
Accounts Receivable	382
Merchandise Inventories	1,685
Prepaid Expenses and Other Current Assets	411

Total Current Assets	2,819
Property and Equipment (net of accumulated depreciation and amortization)	984
Goodwill and Intangible Assets	696
Other Assets	379
Investment in Subsidiaries	26,545

TOTAL ASSETS	$31,423

LIABILITIES
Current Liabilities
Short-Term Borrowings	584
Current Portion of Long-Term Debt and Capitalized Lease Obligations	385
Debtor-in-Possession Credit Facility	592	(b)
Merchandise Payables	218
Intercompany Payables	27,120
Other Current Liabilities	1,367

Total Current Liabilities	30,266
Long-term Debt and Capitalized Lease Obligations	2,279
Pension and Postretirement Benefits	134
Deferred Gain on Sale-Leaseback	232
Sale-Leaseback Financing Obligation	371
Unearned Revenues	544
Other Long-term Liabilities	401

Total Liabilities Not Subject to Compromise	34,227
Liabilities Subject to Compromise	4,445
Commitments and Contingencies	—
DEFICIT	—
Total Deficit	(7,249)

TOTAL LIABILITIES AND DEFICIT	$31,423

Footnote(s):

(a)	Numbers may not foot due to rounding
(b)	Debtor-in-Possession ABL Facility of $592 million is net of the $6 million discount and includes the roll-up of the 2016 Term Loan, as defined within Note 2 of the Q1 2016 10-Q.

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
Debtor	Reporting Period: 12/2/18 - 1/5/19
MOR-4a, 4b, 4c	Federal Tax I.D. No. 20-1920798
(in US Dollars)

MOR-4a: STATUS OF POST-PETITION TAXES

Subject: December Monthly Operating Report Attestation Regarding Post-petition Taxes

The Debtor, Sears Holdings Corporation., et al., hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Robert A. Riecker
Robert A. Riecker
Member Office of the CEO and Chief Financial Officer
Sears Holdings Corporation., et. al.

MOR-4b: SUMMARY OF UNPAID POST-PETITION VENDOR PAYABLES

		NUMBER OF DAYS PAST DUE
DESCRIPTION	CURRENT	1-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
Combined	$217,853,263	$—	$—	$—	$—	$217,853,263

MOR-4c: ACCOUNTS RECEIVABLE AGING

DESCRIPTION	CURRENT	1-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
Accounts Receivable, Net	$315,524,225	$43,435,952	$10,604,400	$7,278,426	$5,296,821	$382,139,823

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
Debtor	Reporting Period: 12/2/18 - 1/5/19
MOR-5	Federal Tax I.D. No. 20-1920798
(in US Dollars)

PAYMENTS TO INSIDERS (a)

INSIDER PAYMENT SUMMARY (FOR THIS PERIOD ONLY)
DESCRIPTION	AMOUNT
Regular Earnings, Subject to Withholding & Gross Up; Cash Reimbursement Non-Tax; Cell Phone Reimbursement; Commuter Imputed Tax Income; Imputed Income; Imputed Tax Income; Commuter Pay; Expense Reimbursement; Restructuring Committee Retainer; Travel Reimbursement; Credit to the Company for a Duplicative Relocation Payment, Sears Holdings Corporation Board Annual Retainer	$1,449,664

Footnote(s):

(a)

The payments to insiders includes payments by the Debtors to individuals who were directors of the Board of Sears Holdings Corporation, employees who have been included in the Debtors’ Key Employee Incentive Plan, and the Debtors’ Chief Restructuring Officer during the reporting period.

Persons included as “insiders” have been included for informational purposes only. The Debtors do not concede or take any position with respect to: (i) such person’s influence over the control of the Debtors; (ii) the management responsibilities or functions of such individual; (iii) the decision-making or corporate authority of such individual; or (iv) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an “insider” is not an acknowledgement or concession that such party is an “insider” under applicable bankruptcy law.

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
Debtor MOR-6	Reporting Period: 12/2/18 - 1/5/19 Federal Tax I.D. No. 20-1920798
(in US Dollars)

DIP FINANCING (TERM LOAN & ABL) - PERIOD TO DATE

DESCRIPTION	BEGINNING BALANCE	ADDITIONAL DRAWS	PAYDOWNS	ENDING BALANCE
Debtor-in-Possession ABL Facility (including the rollup of pre-petition ABL revolving and term loans and L/Cs) Note: shows draws and paydowns of DIP term loans only; the revolving advances are repaid with daily cash sweep, except for revolving advances repaid on the Effective Date (a)	$111,889,241	$570,776,250	($159,394,479)	$523,271,012

Footnote(s)

(a)	As of 1/5/19, the Debtor-in-Possession ABL Facility carrying value totaled $515,208,340, net of discount $6,379,264 and debt issuance costs of $1,683,408.

In re: SEARS HOLDINGS CORPORATION, et al.	Case No. 18-23538 (RDD)
Debtor	Reporting Period: 12/2/18 - 1/5/19
Federal Tax I.D. No. 20-1920798

MOR 7: DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No	Comments
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4.	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5.	Is the Debtor delinquent in paying any insurance premium payment?		X
6.	Have any payments been made on pre-petition liabilities this reporting period?	X		As allowed under the First Day Orders
7.	Are any post petition receivables (accounts, notes or loans) due from related parties?	X		Sears Hometown and Outlet Stores owes Sears, Roebuck & Co. for the monthly intercompany settlement related to service contract sales, inventory and other support functions provided by the debtor.
8.	Are any post petition payroll taxes past due?		X
9.	Are any post petition State or Federal income taxes past due?		X
10.	Are any post petition real estate taxes past due?		X
11.	Are any other post petition taxes past due?		X
12.	Have any pre-petition taxes been paid during this reporting period?	X		(a)
13.	Are any amounts owed to post petition creditors delinquent?		X
14.	Are any wage payments past due?		X
15.	Have any post petition loans been received by the Debtor from any party?		X
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18.	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Footnote(s):

(a)

The following pre-petition taxes were paid during the period: (i) federal excise taxes relating to Q2 2018 for which the wire payment was submitted and not received by the IRS; the wire payment was resubmitted during the current period; (ii) state income taxes for franchise businesses; (iii) franchise taxes; (iv) the State of Connecticut sales and use tax payment for which a check was sent during the normal filing period in November and was not received by the State; a check was reissued in during the current period.